UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04519

T. Rowe Price Capital Appreciation Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Shareholders

Capital Appreciation Fund	June 30, 2016

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The best way to describe the current state of financial markets today is unprecedented, with few great options as most asset classes lack compelling risk/reward characteristics. U.S. equities trade at historically high valuations relative to the last 25 years, with the exception of the dot-com bubble of the late 1990s. U.S. equities trade at these lofty valuations despite very tepid low- to mid-single-digit earnings growth over the last four years and most likely almost zero earnings growth in 2015–2016.

While equities are expensive relative to history even in the face of tepid earnings growth, developed market fixed income yields are at unprecedented low levels. As of early July, 48-year interest rates in Switzerland were zero, Japanese 30-year interest rates were negative, and German 10-year interest rates were negative. Deposit rates in Europe and Japan are now negative. Essentially, you are handing over money to the Swiss government for more than half an average human lifetime and getting back in nominal terms exactly what you lent them in 2064. If 48-year Swiss interest rates were to rise from zero to the still paltry level of two years ago (1.57%), the 48-year bond would lose more than 50% of its value. Best case, you get zero interest for 50 years and a very reasonable downside exceeding 50%. Sounds great, right?….. If you are the Swiss government.

Developed market sovereign yields have a risk/reward trade-off that is so negatively skewed that it begs the question of why anyone would consciously make such an investment. It only makes sense if one believes that we are on the verge of significant deflation, there is zero risk of inflation, and/or the underlying currencies will appreciate significantly over time. I strongly believe these kinds of investments will end badly over the long term.

So why do we see high equity valuations in the face of very slow earnings growth late in an economic cycle and unprecedented low levels of developed market interest rates? The answer is that the major developed market central banks are doing everything in their power to drive inflation higher, generate stronger economic growth, and increase asset prices. While they are clearly succeeding in this latter goal as witnessed by elevated stock prices, they are failing to drive inflation to their 2% target. The impact on economic growth from this global accommodative monetary policy is diminishing and potentially even turning negative.

The challenge for central bankers is that achieving target inflation levels is very difficult in a world with more price transparency enabled by the Internet, more global trade, and more innovation that drives prices down for goods (technology in particular). Lower levels of inflation caused by innovation and new business models that drive increased utility for consumers and businesses is a positive and something to be celebrated. There is no compelling evidence that deflation in goods prices driven by innovation causes consumers and businesses to defer purchasing. In fact, in technology goods, where pricing is declining the most from a structural standpoint, unit demand remains high and in some areas is accelerating with lower pricing.

Instead of accepting this reality, central bankers push monetary policy to its extremes, causing investors and savers to take on more and more risk to achieve their income needs—sometimes with disastrous results. These policies have clear positive benefits for housing and autos and enable more government spending (as the cost of debt drops). However, this is being offset by businesses putting more money into mergers and acquisitions and share repurchases as opposed to job-creating capital spending, and it has negative impacts on banks, insurance companies, and long-term financial stability.

The impact on the stock market and, more broadly, on risk assets is the one area where this accommodative policy is having a material positive impact and is the central reason why equity valuations are high even in the face of weak earnings trends. While a security with a 2% dividend yield and modest low- to mid-single-digit earnings per share (EPS) growth trading at 17x 2017 earnings (this is what the S&P 500 looks like today) may not sound great in absolute terms, relative to a 10-year Treasury yielding 1.6% or a 48-year Swiss bond yielding 0%, equities look a lot more attractive on purely relative terms. This relative valuation argument for equities is the most compelling argument supporting the equity market today, and if we wake up in two to three years with equities being materially higher, it will be the most likely rationale.

We cannot control the macro environment, and central bankers are not very interested in our opinions. What we can do is stay away from long-duration fixed income investments where the risk/reward trade-off is negatively skewed. In addition, we continue to manage your fund with excess reserves and a below-average equity weight, and we are increasingly focused on protecting your assets in the event of a market downturn. Last, we will focus our time and attention on what we know best: trying to find the best asymmetric risk/reward opportunities in equities, bonds, and leveraged loans and invest alongside management teams that deploy capital wisely for the long term with fundamentally strong businesses.

Before we discuss fund performance, I would like to review the three goals of the Capital Appreciation Fund:

(1) Generate strong risk-adjusted returns annually

(2) Preserve shareholder capital over the intermediate term (i.e., three years)

(3) Generate equity-like returns with less risk than that of the overall market over a full market cycle (i.e., normally five years)

We are pleased to report that the Capital Appreciation Fund generated solid investment performance despite being conservatively positioned. For the first half of 2016, your fund generated a 5.19% return relative to the S&P 500’s 3.84% return. (The performance of the Advisor and I Class shares varied, reflecting different fee structures and other factors.) Your fund outperformed the market on a risk-adjusted basis over this period, generating 135% of the market’s return while only taking on 65% of the market’s risk. We arrived at this risk number by comparing the standard deviation of the S&P 500 (16.10) with that of the fund (10.38) for the six-month period. Standard deviation indicates the volatility of a portfolio’s total returns as measured against its mean performance. In general, the higher the standard deviation, the greater the volatility or risk.

Using a more academic measure of the fund’s risk-adjusted return, your fund produced a Sharpe ratio of 0.49 versus 0.23 for the S&P 500. The Sharpe ratio measures how much a portfolio’s return is above or below the risk-free Treasury rate (excess return) per unit risk (measured by standard deviation). In general, the larger the number, the better the portfolio’s historical risk-adjusted return.

As for our second goal—capital preservation over the intermediate term—your fund generated a 38.23% cumulative return over the last three years. This has been a relatively simple goal to achieve given how strong equity market returns have been over this time period.

As for our final goal—equity-like returns with less risk than the market over a full market cycle—your fund generated a 70.56% cumulative return over the last five years versus 77.02% for the S&P 500. Based on annualized returns of 11.27% for your fund versus 12.10% for the S&P 500—your fund generated 93% of the market’s return over the last five years while taking on 65% of the market’s risk. While market and economic cycles have historically lasted around five years on average, we also tend to think about a full market cycle as encompassing at least one ugly return year. As your fund is not a pure equity fund, it would be very difficult to match the equity market returns over any period in which we did not have at least one equity market correction. Hence, if we were to extend the analysis to encompass 2008 and measure the last eight and a half years of fund performance, we would have accomplished this last goal by delivering 128% of the market’s return over this period while only taking on 70% of the market’s risk.

For the six-month and 1-, 3-, 5-, and 10-year periods ended June 30, 2016, we outperformed our Lipper and Morningstar peers over every period. However, let me reiterate that we do not manage your fund to beat these benchmarks. The Capital Appreciation Fund has very different objectives than most of its benchmark peers. It is a unique fund with a clear focus on strong risk-adjusted returns, intermediate-term capital preservation, and long-term capital appreciation that does not neatly fit into any current benchmark.

Within the equity portion of the portfolio, our financials holdings were by far the strongest contributors to both absolute and relative returns in the first half of 2016. While the financials sector underperformed the S&P 500 in the first half of the year and generated negative returns, our stock selection was very favorable.

Marsh & McLennan was your fund’s largest holding and biggest contributor to returns as it rose by almost 25% in the first half of the year. In a world with very limited earnings growth, Marsh’s combination of solid double-digit earnings growth, 3%–5% organic sales growth, and limited economic cyclicality began to be recognized by the market. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Iron Mountain was able to complete a highly accretive acquisition of its largest global competitor, which should facilitate a higher dividend over the next couple of years. Iron Mountain also benefited from the downward shift in interest rates, as it is one of the higher-dividend-yielding stocks in the market. The low interest rate environment has increased the demand and valuation of higher-yielding stocks as investors chase yield. While we like the management of Iron Mountain and have confidence in their ability to integrate their largest competitor, the valuation is no longer compelling, and we no longer own common shares of Iron Mountain.

Our holdings in the health care sector also contributed to both absolute and relative returns in the first half of 2016 despite the sector’s underperformance of the S&P 500 year-to-date. Similar to financials, stock selection was very favorable. In health care, Pfizer, UnitedHealth Group, Becton, Dickinson & Company, Aetna, and Thermo Fisher Scientific were all positive contributors to performance. Within health care, our underweight to specialty pharmaceuticals and pharmaceuticals, driven out of a concern around drug pricing pressure, paid off as we were overweight managed care and health care tools companies. The only materially negative contributor in health care was our large investment in Abbott Laboratories. Abbott Laboratories announced a controversial acquisition of St. Jude Medical. While we were not fans of the transaction as it dilutes the quality of the portfolio, management paid a reasonable price, the management team has a great track record on acquisitions, and the core St. Jude business is probably at a trough in terms of organic growth trends.

We underperformed in telecom principally due to what we chose to avoid as opposed to what we owned. AT&T and Verizon make up the majority of the market capitalization within the telecom sector. Neither company is growing on an economic basis, both companies have peakish margins, and both companies face new market entrants into their core business over the long term. None of that changed in the first half of 2016, but what did change is that interest rates fell to unprecedented lows as we have discussed before. Both AT&T and Verizon pay attractive dividends, and just as Iron Mountain was bid up as investors chase yield, the same phenomenon occurred with Verizon and AT&T. We feel no inclination to chase AT&T or Verizon.

While interest rates declined precipitously in the first half of the year, our fixed income investments were able to almost keep up with the Barclays U.S. Aggregate Bond Index despite having a materially lower duration as our high-quality high yield portfolio performed well. The duration of our fixed income investments is around 2.3 years today.

PORTFOLIO STRATEGY AND OUTLOOK

Given the unprecedented environment, your portfolio manager team has redoubled our efforts, analytics, and infrastructure to protect the downside. In addition, we have spent a considerable amount of time in the first few weeks of July just trying to get our heads around why interest rates are so low, what central bankers are trying to accomplish, and even learning about the concept of “helicopter money,” whereby a central bank prints money and puts this money directly into the real economy. While it feels like helicopter money is a long way off for the U.S., it is not inconceivable that we could see something like this in Japan and maybe in other developed market economies in the next major downturn.

Nevertheless, we are not macro investors, and we have no edge in predicting the next short-term move in interest rates, the economy, or the stock market. That is just not where our competitive advantage lies. What we do is work with our 200+ global analysts, meet with management teams hundreds of times per year, use our Capital Appreciation infrastructure (screens, risk modeling, internal rate of return process), and look through our market inefficiency lens to identify the best opportunities to invest on behalf of our shareholders. We remain confident that this framework gives your portfolio management team the highest odds of continuing to generate alpha for our shareholders over the long term.

From a purely portfolio strategy perspective, we are attempting to do the following:

●	Buy equities that are not overly cyclical, but are not pure bond proxies either.
●	Continue to invest in companies with free optionality.
●	Find structural, sustainable growth companies that have derated relative to the market due to their lack of high dividend yields.
●	Continue to invest in super-high-quality, short-duration high yield and leveraged loans where we can earn 2%–4% yields without taking material interest rate or credit risk.
●	Avoid at all costs long-duration fixed income securities whose risks are asymmetrically skewed negatively.

IN CLOSING

We would like to thank the members of the fund’s Investment Advisory Committee for their valuable input in the first half of 2016. This team, which comprises portfolio managers, quantitative analysts, fixed income analysts, associate analysts, and equity analysts with many decades of combined investment experience, is responsible for the oversight of your fund and is supported by a growing equity and fixed income platform of more than 200 analysts.

In addition, we are excited to announce the arrival of an additional resource to the team. Chen Tian has joined the team as an investment fellow and will be working very closely with Erik Ringo and the entire team to support our analytics, infrastructure, and risk analysis.

With the addition of Chen Tian to the team, we are now a team of five investment professionals working full time on the Capital Appreciation Fund. Steven Krichbaum continues to excel in his role as associate portfolio manager and has now worked on the strategy for four years. The addition of Erik Ringo and Mike Signore, who have both been with the strategy for more than a year, allows us to go even deeper and quicker in our analysis of investment ideas and enhances our quantitative screening, risk analytics, and general infrastructure around the strategy. Both are surpassing our high expectations. While we never know how the market environment will play out, we feel we are as well prepared to respond to the opportunities and challenges as ever given the strength and breadth of the team we have in place today.

Respectfully submitted,

David R. Giroux
Chairman of the fund’s Investment Advisory Committee

Steven D. Krichbaum
Associate portfolio manager

July 22, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

GLOSSARY

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Allocation–50% to 70% Equity Category Average: Tracks the performance of funds that seek capital appreciation and income by investing in multiple asset classes, including stocks, bonds, and cash. Equity exposures range from 50% to 70%.

Sharpe ratio: A measure of the risk-adjusted return of a portfolio. The Sharpe ratio measures how much a portfolio’s return is above or below the risk-free Treasury rate (excess return) per unit risk (measured by standard deviation). In general, the larger the number, the better the portfolio’s historical risk-adjusted return.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Standard deviation: A measure of risk that indicates the volatility of a portfolio’s total returns as measured against its mean performance. In general, the higher the standard deviation, the greater the volatility or risk.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/16
Marsh & McLennan	5.1%
Danaher	3.7
Thermo Fisher Scientific	3.0
Microsoft	2.4
Bank of New York Mellon	2.3
Becton, Dickinson & Company	2.1
Abbott Laboratories	1.9
Willis Towers Watson	1.9
AutoZone	1.7
Tyco International	1.7
Fiserv	1.7
American Tower	1.6
PG&E	1.6
Philip Morris International	1.6
Aetna	1.5
Pfizer	1.5
Amazon.com	1.5
Zoetis	1.5
Ford Motor Credit	1.4
UnitedHealth Group	1.4
Alphabet	1.4
Visa	1.4
Mondelez International	1.3
Comcast	1.2
Concho Resources	1.1
Total	47.5%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/16	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE						
Beginning of period	$ 25.05	$ 26.13	$ 25.66	$ 22.25	$ 20.62	$ 20.31
Investment activities						
Net investment income(1)	0.18(2)	0.37(2)	0.39(2)	0.30(2)	0.39(2)	0.37(2)
Net realized and unrealized gain / loss	1.12	1.02	2.70	4.65	2.63	0.27
Total from investment activities	1.30	1.39	3.09	4.95	3.02	0.64
Distributions						
Net investment income	–	(0.38)	(0.37)	(0.29)	(0.41)	(0.33)
Net realized gain	–	(2.09)	(2.25)	(1.25)	(0.98)	–
Total distributions	–	(2.47)	(2.62)	(1.54)	(1.39)	(0.33)
NET ASSET VALUE						
End of period	**$ 26.35**	**$ 25.05**	**$ 26.13**	**$ 25.66**	**$ 22.25**	**$ 20.62**

Ratios/Supplemental Data

Total return(3)	**5.19%(2)**	**5.42%(2)**	**12.25%(2)**	**22.43%(2)**	**14.70%(2)**	**3.19%(2)**
Ratio of total expenses to average net assets	0.70%(2)(4)	0.70%(2)	0.70%(2)	0.71%(2)	0.71%(2)	0.71%(2)
Ratio of net investment income to average net assets	1.45%(2)(4)	1.39%(2)	1.44%(2)	1.22%(2)	1.73%(2)	1.77%(2)
Portfolio turnover rate	26.9%	67.1%	72.0%	57.1%	60.3%	81.3%
Net assets, end of period (in millions)	$ 24,102	$ 23,084	$ 21,810	$ 18,352	$ 13,380	$ 10,847

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived 0.00%, 0.00%, 0.00%, 0.01%, 0.01%, and 0.01% of average net assets for the six months ended 6/30/16 and the years ended 12/31/15, 12/31/14, 12/31/13, 12/31/12, and 12/31/11, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/16	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE						
Beginning of period	$ 24.81	$ 25.90	$ 25.47	$ 22.11	$ 20.51	$ 20.20
Investment activities						
Net investment income[1]	0.14[2]	0.29[2]	0.30[2]	0.23[2]	0.32[2]	0.31[2]
Net realized and unrealized gain / loss	1.11	1.01	2.68	4.61	2.61	0.27
Total from investment activities	1.25	1.30	2.98	4.84	2.93	0.58
Distributions						
Net investment income	–	(0.30)	(0.30)	(0.23)	(0.35)	(0.27)
Net realized gain	–	(2.09)	(2.25)	(1.25)	(0.98)	–
Total distributions	–	(2.39)	(2.55)	(1.48)	(1.33)	(0.27)
NET ASSET VALUE						
End of period	**$ 26.06**	**$ 24.81**	**$ 25.90**	**$ 25.47**	**$ 22.11**	**$ 20.51**

Ratios/Supplemental Data

Total return[3]	**5.04%[2]**	**5.12%[2]**	**11.91%[2]**	**22.06%[2]**	**14.34%[2]**	**2.91%[2]**
Ratio of total expenses to average net assets	1.00%[2][4]	1.01%[2]	1.01%[2]	1.02%[2]	1.02%[2]	1.00%[2]
Ratio of net investment income to average net assets	1.14%[2][4]	1.08%[2]	1.13%[2]	0.94%[2]	1.42%[2]	1.49%[2]
Portfolio turnover rate	26.9%	67.1%	72.0%	57.1%	60.3%	81.3%
Net assets, end of period (in millions)	$ 1,332	$ 1,275	$ 1,180	$ 897	$ 421	$ 273

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived 0.00%, 0.00%, 0.00%, 0.01%, 0.01%, and 0.01% of average net assets for the six months ended 6/30/16 and the years ended 12/31/15, 12/31/14, 12/31/13, 12/31/12, and 12/31/11, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 59.8%		
CONSUMER DISCRETIONARY 7.3%		
Auto Components 0.9%		
Johnson Controls	5,158,356	228,309
		228,309
Hotels, Restaurants & Leisure 0.4%		
Compass Group (GBP)	1,843,489	35,140
Hilton Worldwide Holdings	2,848,469	64,176
		99,316
Internet & Catalog Retail 1.3%		
Amazon.com (1)	485,700	347,577
		347,577
Media 2.2%		
Comcast, Class A (2)	4,803,100	313,114
Liberty Global, Series C (1)	7,999,018	229,172
Liberty Global Plc LiLAC, Class C (1)	504,477	16,390
		558,676
Specialty Retail 2.5%		
AutoZone (1)(2)	541,722	430,041
Lowe's (2)	2,469,819	195,535
O'Reilly Automotive (1)	94,090	25,508
		651,084
Total Consumer Discretionary		1,884,962
CONSUMER STAPLES 5.1%		
Beverages 1.0%		
PepsiCo (2)	2,090,394	221,457
SABMiller (GBP)	688,154	40,117
		261,574

Food & Staples Retailing 0.7%		
CVS Health (2)	1,764,503	168,934
		168,934
Food Products 1.3%		
Mondelez International	7,246,981	329,810
		329,810
Tobacco 2.1%		
Altria Group (2)	2,121,500	146,298
Philip Morris International (2)	3,938,712	400,646
		546,944
Total Consumer Staples		1,307,262
ENERGY 0.6%		
Oil, Gas & Consumable Fuels 0.6%		
Canadian Natural Resources	5,092,249	156,994
Total Energy		156,994
FINANCIALS 11.8%		
Capital Markets 4.0%		
Affiliated Managers Group (1)	1,017,497	143,233
Bank of New York Mellon (2)	14,296,222	555,408
BlackRock	512,800	175,649
Julius Baer (CHF)	1,937,548	77,863
State Street	1,736,600	93,638
		1,045,791
Insurance 6.9%		
Marsh & McLennan	18,881,323	1,292,615
Willis Towers Watson	3,852,096	478,854
		1,771,469

Real Estate Investment Trusts 0.9%		
American Tower, REIT (2)	2,118,858	240,724
		240,724
Total Financials		3,057,984
HEALTH CARE 18.2%		
Biotechnology 0.3%		
Biogen (1)	315,513	76,297
		76,297
Health Care Equipment & Supplies 7.5%		
Abbott Laboratories	12,526,353	492,411
Becton, Dickinson & Company	2,864,226	485,744
Danaher (2)	9,423,778	951,802
		1,929,957
Health Care Providers & Services 3.4%		
Aetna	3,271,561	399,556
Humana	688,973	123,932
UnitedHealth Group (2)	2,526,985	356,810
		880,298
Life Sciences Tools & Services 4.1%		
PerkinElmer	5,224,994	273,894
Thermo Fisher Scientific (2)	5,266,552	778,186
		1,052,080
Pharmaceuticals 2.9%		
Allergan (1)(2)	225,600	52,134
Pfizer (2)	9,389,145	330,592
Zoetis (2)	7,996,618	379,519
		762,245
Total Health Care		4,700,877

INDUSTRIALS & BUSINESS SERVICES 5.7%		
Aerospace & Defense 0.4%		
Boeing (2)	815,256	105,877
		105,877
Commercial Services & Supplies 2.2%		
IHS (1)	1,136,616	131,404
Tyco International	10,450,552	445,194
		576,598
Electrical Equipment 0.7%		
AMETEK	1,382,097	63,894
Sensata Technologies Holding (1)	3,075,592	107,308
		171,202
Industrial Conglomerates 0.7%		
Roper Technologies	1,004,366	171,305
		171,305
Machinery 1.3%		
IDEX	796,741	65,413
Pentair	4,415,086	257,355
		322,768
Professional Services 0.4%		
Capita (GBP)	8,433,031	108,315
		108,315
Total Industrials & Business Services		1,456,065
INFORMATION TECHNOLOGY 8.2%		
Internet Software & Services 1.4%		
Alphabet, Class A (1)(2)	89,400	62,895

SCE Trust V, Series K (3)	625,000	17,844
Total Utilities		146,998
Total Preferred Stocks (Cost $211,530)		236,323
CONVERTIBLE PREFERRED STOCKS 0.8%		
FINANCIALS 0.8%		
Banks 0.2%		
Wells Fargo, Series L	47,723	59,961
		59,961
Real Estate Investment Trusts 0.6%		
American Tower, REIT	1,342,048	148,313
		148,313
Total Financials		208,274
Total Convertible Preferred Stocks (Cost $191,697)		208,274
CONVERTIBLE BONDS 0.1%		
Tesla Motors, 1.25%, 3/1/21	17,967,000	14,814
Total Convertible Bonds (Cost $14,509)		14,814
CORPORATE BONDS 20.7%		
Amazon.com, 2.60%, 12/5/19	30,730,000	32,056
American Honda Finance, 0.95%, 5/5/17	16,455,000	16,454
American Tower, 3.30%, 2/15/21	25,595,000	26,670
AmeriGas Finance, 7.00%, 5/20/22	45,175,000	47,773
Amphenol, 1.55%, 9/15/17	6,920,000	6,920
Anheuser-Busch InBev Finance, 1.90%, 2/1/19	21,280,000	21,637

Anheuser-Busch InBev Finance, 2.65%, 2/1/21	12,320,000	12,765
Anheuser-Busch InBev Finance, VR, 1.897%, 2/1/21	27,110,000	27,915
AutoZone, 1.625%, 4/21/19	3,250,000	3,271
AutoZone, 2.50%, 4/15/21	13,695,000	13,953
B&G Foods, 4.625%, 6/1/21	10,590,000	10,630
Bank of New York Mellon, VR, 4.95%, 12/31/49	43,465,000	43,519
Becton & Dickinson, 1.80%, 12/15/17	27,205,000	27,432
Becton & Dickinson, 2.675%, 12/15/19	16,265,000	16,719
Berkshire Hathaway Energy, 2.40%, 2/1/20	19,570,000	20,109
Beverage Packaging Holdings, 5.625%, 12/15/16 (4)	16,980,000	16,940
Canadian Natural Resources, 1.75%, 1/15/18	7,335,000	7,246
Case New Holland, 7.875%, 12/1/17	2,310,000	2,480
Caterpillar Financial Services, 1.25%, 11/6/17	11,185,000	11,232
Caterpillar Financial Services, 2.25%, 12/1/19	9,845,000	10,111
CB Richards, 5.00%, 3/15/23	7,672,000	7,941
Cedar Fair, 5.25%, 3/15/21	41,770,000	43,284
Centene, 5.75%, 6/1/17	15,317,000	15,738
Cequel Communications, 6.375%, 9/15/20 (4)	26,167,000	26,461
Charter Commission Holdings, 6.625%, 1/31/22	68,440,000	72,033
Charter Communications Operating, 3.579%, 7/23/20 (4)	17,785,000	18,594
Chevron, 1.365%, 3/2/18	32,625,000	32,802
CMS Energy, 6.55%, 7/17/17	5,820,000	6,136
CMS Energy, 8.75%, 6/15/19	2,710,000	3,267
CNH Capital, 3.25%, 2/1/17	35,765,000	35,965
CNH Capital, 3.625%, 4/15/18	43,955,000	44,065
CNH Capital, 6.25%, 11/1/16	54,352,000	55,025
CNH Industrial Capital, 3.875%, 7/16/18	3,150,000	3,162
Concho Resources, 5.50%, 10/1/22	31,004,000	31,237
Concho Resources, 5.50%, 4/1/23	93,560,000	93,794

Concho Resources, 6.50%, 1/15/22	41,881,000	43,033
Concho Resources, 7.00%, 1/15/21	118,264,000	121,812
Continental Airlines, 4.15%, 10/11/25	12,508,146	13,196
Continental Airlines, 6.25%, 10/11/21	2,025,191	2,142
Continental Airlines, 7.25%, 5/10/21	3,688,979	4,201
Continental Airlines, 9.00%, 1/8/18	4,611,920	4,612
Crown Castle, 4.875%, 4/15/22	57,537,000	63,147
Crown Castle, 5.25%, 1/15/23	105,887,000	118,858
Cytec Industries, 3.95%, 5/1/25	27,180,000	27,249
DaVita, 5.75%, 8/15/22	125,108,000	130,894
Delta Air Lines, 5.30%, 10/15/20	2,630,092	2,814
Delta Air Lines, 7.75%, 6/17/21	2,636,748	2,980
Diamondback Energy, 7.625%, 10/1/21	31,820,000	33,570
Dish DBS, 4.625%, 7/15/17	36,380,000	37,199
Dominion Resources, STEP, 2.962%, 7/1/19	3,865,000	3,938
Ecolab, 2.00%, 1/14/19	16,560,000	16,783
Eli Lilly, 1.25%, 3/1/18	16,235,000	16,359
EQT, 4.875%, 11/15/21	51,645,000	54,949
EQT, 6.50%, 4/1/18	10,294,000	10,727
EQT, 8.125%, 6/1/19	11,778,000	12,976
Fiserv, 2.70%, 6/1/20	38,295,000	39,805
Ford Motor Credit, 1.461%, 3/27/17	83,120,000	83,336
Ford Motor Credit, 1.724%, 12/6/17	15,875,000	15,907
Ford Motor Credit, 2.145%, 1/9/18	22,025,000	22,220
Ford Motor Credit, 2.375%, 3/12/19	30,700,000	31,117
Ford Motor Credit, 2.597%, 11/4/19	43,350,000	44,328
Ford Motor Credit, 4.25%, 2/3/17	9,160,000	9,308
Ford Motor Credit, 5.00%, 5/15/18	10,055,000	10,646
Ford Motor Credit, 6.625%, 8/15/17	10,385,000	10,963

Ford Motor Credit, VR, 1.181%, 9/8/17	32,250,000	32,163
Ford Motor Credit, VR, 1.25%, 12/6/17	47,175,000	46,929
Ford Motor Credit, VR, 1.27%, 3/27/17	62,680,000	62,705
Fortive, 1.80%, 6/15/19 (4)	2,665,000	2,682
Fresenius Medical Care, 5.625%, 7/31/19 (4)	51,701,000	55,579
Fresenius Medical Care, 5.75%, 2/15/21 (4)	5,450,000	6,009
Fresenius Medical Care, 5.875%, 1/31/22 (4)	21,585,000	23,717
Harris, 1.999%, 4/27/18	7,960,000	7,997
HCA, 3.75%, 3/15/19	12,750,000	13,164
HCA, 4.25%, 10/15/19	6,325,000	6,586
HCA, 6.50%, 2/15/20	57,415,000	63,659
HCA, 8.00%, 10/1/18	57,750,000	64,391
Hilton Worldwide, 5.625%, 10/15/21	43,195,000	44,707
Hockey Merger, 7.875%, 10/1/21 (4)	88,700,000	85,374
HUB International Holdings, 9.25%, 2/15/21 (4)	18,035,000	18,847
IHS, 5.00%, 11/1/22	30,485,000	31,704
IMS Health, 6.00%, 11/1/20 (4)	5,760,000	5,861
Iron Mountain, 4.375%, 6/1/21 (4)	9,600,000	9,672
Iron Mountain, 6.00%, 10/1/20 (4)	41,047,000	43,407
Johnson & Johnson, 1.125%, 11/21/17	10,360,000	10,413
JPMorgan Chase, VR, 5.30%, 12/29/49	75,315,000	75,127
Kroger, 2.00%, 1/15/19	9,645,000	9,780
Lamar Media, 5.875%, 2/1/22	11,070,000	11,513
Levi Strauss, 6.875%, 5/1/22	28,156,000	29,810
Limited Brands, 6.625%, 4/1/21	63,980,000	72,137
Limited Brands, 6.90%, 7/15/17	37,850,000	40,121
Limited Brands, 7.00%, 5/1/20	12,275,000	13,794
Limited Brands, 8.50%, 6/15/19	33,840,000	39,254
Lynx I, 5.375%, 4/15/21 (4)	89,830,800	92,189

Manitowoc Foodservice, 9.50%, 2/15/24 (4)	3,740,000	4,175
Marsh & McLennan, 2.35%, 3/6/20	8,660,000	8,829
Marsh & McLennan, 3.30%, 3/14/23	4,820,000	5,021
Matador Resources, 6.875%, 4/15/23	23,475,000	23,945
McDonald's, 2.10%, 12/7/18	3,705,000	3,785
Medtronic, 1.50%, 3/15/18	27,345,000	27,577
Medtronic, 2.50%, 3/15/20	21,065,000	21,847
MetroPCS Wireless, 6.625%, 11/15/20	39,565,000	40,752
Mirant, EC, 0.00%, 7/15/49 (1)(4)(5)	16,000,000	—
Moog, 5.25%, 12/1/22 (4)	5,795,000	5,867
MPLX, 4.50%, 7/15/23 (4)	116,509,000	113,305
MPLX, 4.875%, 12/1/24 (4)	13,250,000	12,919
MPLX, 5.50%, 2/15/23 (4)	75,618,000	76,374
National Rural Utilities Cooperative Finance, 0.95%, 4/24/17	7,645,000	7,646
NXP, 3.50%, 9/15/16 (4)	6,919,000	6,935
NXP, 3.75%, 6/1/18 (4)	156,693,000	160,219
NXP, 5.75%, 2/15/21 (4)	39,900,000	41,297
ONEOK Partners, 2.00%, 10/1/17	5,495,000	5,492
Otter Tail, 9.00%, 12/15/16	6,345,000	6,527
PepsiCo, 1.25%, 4/30/18	7,450,000	7,491
Pfizer, 1.20%, 6/1/18	63,900,000	64,208
Range Resources, 4.875%, 5/15/25	29,485,000	28,084
Range Resources, 5.00%, 8/15/22	30,438,000	28,688
Range Resources, 5.00%, 3/15/23	46,115,000	43,233
Range Resources, 5.75%, 6/1/21	44,308,000	43,311
Regions Bank, 7.50%, 5/15/18	250,000	275
Reynolds Group Holdings, 5.75%, 10/15/20	24,625,000	25,425
Reynolds Group Holdings, 9.875%, 8/15/19	647,000	668
Reynolds Group Holdings, VR, 6.875%, 2/15/21	9,350,000	9,677

Rite Aid, 6.75%, 6/15/21	55,210,000	58,247
Rite Aid, 9.25%, 3/15/20	82,361,000	86,891
SBA Communications, 4.875%, 7/15/22	18,050,000	17,915
SBA Communications, 5.625%, 10/1/19	41,355,000	42,802
SBA Communications, 5.75%, 7/15/20	91,745,000	94,497
Shell International Finance, VR, 1.08%, 5/11/20	49,720,000	48,854
Sirius XM Radio, 5.75%, 8/1/21 (4)	22,550,000	23,396
Sirius XM Radio, 5.875%, 10/1/20 (4)	3,175,000	3,286
Six Flags, 5.25%, 1/15/21 (4)	73,255,000	75,819
Southern California Gas, 3.20%, 6/15/25	24,060,000	25,851
Southern Company, 1.55%, 7/1/18	29,935,000	30,132
Southern Company, 1.85%, 7/1/19	14,870,000	15,059
SS&C Technologies, 5.875%, 7/15/23	28,131,000	28,834
State Street, VR, 5.25%, 12/29/49	33,460,000	34,380
Suburban Propane Partners, 7.375%, 8/1/21	15,088,000	15,692
Synovus Financial, 5.125%, 6/15/17	205,000	208
T-Mobile USA, 5.25%, 9/1/18	6,110,000	6,232
T-Mobile USA, 6.542%, 4/28/20	98,615,000	101,573
Targa Resources, 4.125%, 11/15/19	9,620,000	9,524
Targa Resources, 4.25%, 11/15/23	22,890,000	20,601
Targa Resources, 5.25%, 5/1/23	20,642,000	19,558
Targa Resources, 6.875%, 2/1/21	39,829,000	40,526
Teleflex, 4.875%, 6/1/26	7,725,000	7,783
Telesat Canada, 6.00%, 5/15/17 (4)	62,579,000	62,423
Time Warner Cable, 5.85%, 5/1/17	14,745,000	15,262
Treehouse Foods, 6.00%, 2/15/24 (4)	4,390,000	4,653
Trinity Acquisition, 4.40%, 3/15/26	19,610,000	20,580
UnitedHealth Group, 1.40%, 12/15/17	11,630,000	11,705
UnityMedia, 5.50%, 1/15/23 (4)	30,447,000	30,913

UnityMedia, 6.125%, 1/15/25 (4)	51,158,000	51,419
UPC, 6.375%, 9/15/22 (EUR) (4)	36,175,000	42,389
UPCB Finance, 6.875%, 1/15/22 (4)	194,931,900	204,493
UPCB Finance, 7.25%, 11/15/21 (4)	129,903,300	135,435
US Airways, 3.95%, 5/15/27	9,556,464	10,046
US Airways, 4.625%, 12/3/26	1,524,844	1,654
US Airways, 5.375%, 5/15/23	2,982,906	3,058
US Airways, 6.25%, 10/22/24	10,965,307	12,418
US Airways, 6.75%, 12/3/22	2,487,804	2,656
US Airways, 8.50%, 10/22/18	990,336	1,030
Virgin Media, 5.25%, 1/15/26 (4)	26,620,000	25,821
Virgin Media, 6.00%, 4/15/21 (GBP) (4)	8,617,500	11,794
Virgin Media Finance, 6.00%, 10/15/24 (4)	2,325,000	2,273
Virginia Electric & Power, 3.15%, 1/15/26	10,335,000	10,942
Visa, 1.20%, 12/14/17	78,925,000	79,309
Walgreens Boots Alliance, 1.75%, 5/30/18	20,065,000	20,225
WellCare Health Plans, 5.75%, 11/15/20	13,979,000	14,451
Xylem, 4.875%, 10/1/21	3,095,000	3,374
Yum! Brands, 3.75%, 11/1/21	38,530,000	37,759
Yum! Brands, 3.875%, 11/1/20	20,425,000	20,782
Total Corporate Bonds (Cost $5,267,360)		5,341,792

BANK LOANS 3.4% (6)

Charter Communications, VR, 3.00%, 7/1/20	13,919,500	13,806
Charter Communications, VR, 3.00%, 1/3/21	9,634,569	9,572
DaVita HealthCare Partners, VR, 3.50%, 6/24/21	51,958,728	52,024
DE Master Blenders, Series B1, VR, 4.25%, 7/2/22 (EUR)	7,192,719	7,983
DE Master Blenders, Series B2, VR, 4.25%, 7/2/22	57,869,640	57,978
Hilton Worldwide Financing, VR, 3.50%, 10/26/20	31,913,158	31,913
HUB International Holdings, VR, 4.00%, 10/2/20	131,490,723	128,970

SHORT-TERM INVESTMENTS 12.3%

Money Market Funds 12.3%

T. Rowe Price Reserve Investment Fund, 0.32% (3)(8)	3,191,292,387	3,191,292
Total Short-Term Investments (Cost $3,191,292)		3,191,292
Total Investments in Securities		
98.5% of Net Assets (Cost $21,843,716)		**$ 25,449,299**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) All or a portion of this security is pledged to cover written call options at June 30, 2016.
(3) Affiliated Company
(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $1,555,356 and represents 6.0% of net assets.
(5) Level 3 in fair value hierarchy. See Note 2.
(6) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.
(7) SEC 30-day yield
(8) Seven-day yield
(9) Shares/Par amount represents either the total number of shares or total contract value of the securities underlying the options. See Note 3 for additional disclosures.
CAD Canadian Dollar
CHF Swiss Franc
EC Escrow CUSIP; represents a beneficial interest in a residual pool of bankruptcy assets; the amount and timing of future distributions, if any, is uncertain; when presented, interest rate and maturity date are those of the original security.
EUR Euro
GBP British Pound
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder
STEP Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s).
VR Variable Rate; rate shown is effective rate at period-end.

OPTIONS WRITTEN (0.5)% (9)

Allergan, Call, 1/20/17 @ $270.00	225,600	(1,624)

Alphabet, Call, 1/20/17 @ $795.00	87,800	(1,194)
Alphabet, Call, 1/20/17 @ $800.00	35,200	(440)
Alphabet, Call, 1/20/17 @ $800.00	24,200	(393)
Alphabet, Call, 1/20/17 @ $820.00	35,200	(297)
Alphabet, Call, 1/20/17 @ $840.00	35,200	(209)
Alphabet, Call, 1/20/17 @ $900.00	65,200	(202)
Altria Group, Call, 1/20/17 @ $65.00	1,060,800	(5,940)
Altria Group, Call, 1/20/17 @ $67.50	1,060,700	(4,110)
American Tower, Call, 1/20/17 @ $105.00	127,000	(1,467)
American Tower, Call, 1/20/17 @ $110.00	247,400	(2,004)
American Tower, Call, 1/20/17 @ $115.00	363,000	(1,906)
Apple, Call, 1/20/17 @ $105.00	528,800	(1,504)
Apple, Call, 1/20/17 @ $110.00	528,800	(920)
Apple, Call, 1/20/17 @ $115.00	1,554,200	(1,632)
Autozone, Call, 1/20/17 @ $840.00	33,600	(847)
Bank of New York Mellon, Call, 1/20/17 @ $45.00	2,045,900	(1,401)
Bank of New York Mellon, Call, 1/20/17 @ $47.00	1,400,000	(532)
Boeing, Call, 1/20/17 @ $160.00	198,500	(115)
Boeing, Call, 1/20/17 @ $165.00	198,500	(65)
Boeing, Call, 1/20/17 @ $170.00	198,500	(36)
Comcast, Call, 1/20/17 @ $62.50	1,995,200	(10,275)
Comcast, Call, 1/20/17 @ $65.00	2,807,900	(10,038)
CVS Health, Call, 1/20/17 @ $100.00	283,700	(830)
CVS Health, Call, 1/20/17 @ $105.00	417,400	(555)
CVS Health, Call, 1/20/17 @ $110.00	719,300	(367)
CVS Health, Call, 1/20/17 @ $115.00	320,000	(54)
Danaher, Call, 1/20/17 @ $92.50	671,200	(7,484)
Danaher, Call, 1/20/17 @ $95.00	671,200	(6,141)
Danaher, Call, 1/20/17 @ $100.00	303,600	(1,776)

Danaher, Call, 1/20/17 @ $105.00	834,600	(2,754)
Danaher, Call, 1/20/17 @ $110.00	531,100	(863)
Danaher, Call, 1/20/17 @ $115.00	213,100	(170)
Lowe's, Call, 1/20/17 @ $80.00	175,300	(767)
Lowe's, Call, 1/20/17 @ $82.50	175,300	(565)
Lowe's, Call, 1/20/17 @ $85.00	838,200	(1,886)
Lowe's, Call, 1/20/17 @ $87.50	320,200	(488)
Lowe's, Call, 1/20/17 @ $90.00	648,600	(639)
Lyondellbasell Industries, Call, 1/20/17 @ $87.50	735,100	(1,195)
Lyondellbasell Industries, Call, 1/20/17 @ $90.00	468,000	(632)
Lyondellbasell Industries, Call, 1/20/17 @ $92.50	468,000	(421)
Microsoft, Call, 1/20/17 @ $57.50	2,171,000	(2,204)
Microsoft, Call, 1/20/17 @ $62.50	2,256,000	(688)
Microsoft, Call, 1/20/17 @ $65.00	3,380,100	(541)
PepsiCo, Call, 1/20/17 @ $100.00	285,300	(2,311)
PepsiCo, Call, 1/20/17 @ $105.00	626,000	(2,927)
PepsiCo, Call, 1/20/17 @ $110.00	1,007,500	(2,302)
Pfizer, Call, 1/20/17 @ $35.00	3,161,000	(5,484)
Pfizer, Call, 1/20/17 @ $36.00	1,594,500	(2,033)
Pfizer, Call, 1/20/17 @ $37.00	479,500	(417)
Philip Morris International, Call, 1/20/17 @ $92.50	518,800	(5,551)
Philip Morris International, Call, 1/20/17 @ $95.00	967,400	(8,561)
Philip Morris International, Call, 1/20/17 @ $97.50	967,500	(6,845)
Texas Instruments, Call, 1/20/17 @ $55.00	448,300	(4,023)
Texas Instruments, Call, 1/20/17 @ $60.00	448,300	(2,432)
Thermo Fisher Scientific, Call, 1/20/17 @ $155.00	87,800	(518)
Thermo Fisher Scientific, Call, 1/20/17 @ $160.00	148,300	(593)
Thermo Fisher Scientific, Call, 1/20/17 @ $165.00	407,600	(1,060)
Thermo Fisher Scientific, Call, 1/20/17 @ $170.00	658,700	(1,103)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2016. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/16	Value 12/31/15
Netscout Systems	$ —	$ 108,047	$ —	$ —	$ 189,345
SCE Trust I	—	33	483	18,193	17,393
SCE Trust II	—	4	68	2,787	2,622
SCE Trust III	—	63	835	33,641	31,098
SCE Trust IV	—	143	1,799	74,533	72,789
SCE Trust V	15,625	—	229	17,844	—
T. Rowe Price Institutional Floating Rate Fund	1,525	—	1,525	72,336	69,798
T. Rowe Price Reserve Investment Fund	¤	¤	5,697	3,191,292	3,631,348
Totals			$ 10,636	$ 3,410,626	$ 4,014,393

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 3,392,358
Dividend income	10,636
Interest income	-
Investment income	$ 10,636
Realized gain (loss) on securities	$ 28,455
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/16	Year Ended 12/31/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 175,607	$ 329,229
Net realized gain	59,453	1,805,691
Change in net unrealized gain / loss	1,034,616	(891,035)
Increase in net assets from operations	1,269,676	1,243,885
Distributions to shareholders		
Net investment income		
Investor Class	–	(319,803)
Advisor Class	–	(14,094)
Net realized gain		
Investor Class	–	(1,759,071)
Advisor Class	–	(98,186)
Decrease in net assets from distributions	–	(2,191,154)
Capital share transactions*		
Shares sold		
Investor Class	1,582,436	3,041,137
Advisor Class	178,016	349,666
I Class	399,644	2,860
Distributions reinvested		
Investor Class	–	1,978,826
Advisor Class	–	112,075
Shares redeemed		
Investor Class	(1,749,582)	(2,850,249)
Advisor Class	(184,855)	(314,869)
I Class	(11,697)	–
Increase in net assets from capital share transactions	213,962	2,319,446
Net Assets		
Increase during period	1,483,638	1,372,177
Beginning of period	24,362,470	22,990,293
End of period	**$ 25,846,108**	**$ 24,362,470**
Undistributed net investment income	181,144	5,537

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Capital Appreciation Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed-income and other securities to help preserve principal value The fund has three classes of shares: the Capital Appreciation Fund original share class, referred to in this report as the Investor Class, incepted on June 30, 1986; the Capital Appreciation Fund–Advisor Class (Advisor Class), incepted on December 31, 2004; and the Capital Appreciation Fund–I Class (I Class), incepted on December 17, 2015. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $42,000 for the six months ended June 30, 2016.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2016, the fund realized $11,854,000 of net gain on $39,921,000 of in-kind redemptions.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2016.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2016, the fund held equity derivatives with a fair value of $136,930,000, included in Written Options, on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended June 30, 2016, the fund recognized $26,106,000 of realized gain on Written Options and a $(17,014 ,000) change in unrealized gain/loss on Written Options related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of June 30, 2016, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of June 30, 2016, no margin had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values; and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2016, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 8% and 14% of net assets. Transactions in written options and related premiums received during the six months ended June 30, 2016, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt At June 30, 2016, approximately 17% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $6,180,385,000 and $5,678,534,000, respectively, for the six months ended June 30, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2015, the fund had $17,464,000 of available capital loss carryforwards.

At June 30, 2016, the cost of investments for federal income tax purposes was $21,897,772,000. Net unrealized gain aggregated $3,523,916,000 at period-end, of which $3,866,691,000 related to appreciated investments and $342,775,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, less than $1,000 of expenses were repaid to Price Associates during the six months ended June 30, 2016. At June 30, 2016, there were no amounts subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended June 30, 2016, expenses incurred pursuant to these service agreements were $23,000 for Price Associates; $2,933,000 for T. Rowe Price Services, Inc.; and $1,098,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the six months ended June 30, 2016, are as follows:

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of June 30, 2016.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page

https://www3.troweprice.com/usis/corporate/en/utility/policies.html and scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Trustees (Board), including a majority of the fund’s independent trustees, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation on operating expenses with respect to the I Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio for the Investor Class, Advisor Class, and I Class in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for comparable funds. The information also indicated that the total expense ratio for the Investor Class was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds, and the total expense ratio for the Advisor Class and I Class was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent trustees were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2016